                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): August 16, 2002
                                                  ---------------



                                   TUCOWS INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Pennsylvania                0-28284               23-2707366
----------------------------      --------------       ---------------------
(State or Other Jurisdiction       (Commission            (IRS Employer
      of Incorporation)            File Number)         Identification No.)



96 Mowat Avenue, Toronto, Ontario, Canada             M6K 3M1
-----------------------------------------            ----------
(Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code: (416) 535-0123
                                                    --------------

ITEM 5. OTHER EVENTS.

     On August 16, 2002, Tucows Inc., a Pennsylvania corporation (the "Company"), and Alacritude, LLC, a Delaware limited liability company ("Alacritude"), executed an asset purchase agreement (the "Agreement"). Pursuant to the Agreement, the Company sold and transferred to Alacritude certain intellectual property and technology assets comprising of the Company's search and reference services, eLibrary and Encyclopedia.com, for $400,000 in cash, and a promissory note payable to the Company on October 31, 2002, in the amount of $1,121,480. The promissory note is secured by a security interest in all of Alacritude's assets and certain investment property of Patrick J. Spain, a member of Alacritude and its Chairman and Chief Executive Officer.

     A copy of the press release dated, August 16, 2002, issued in connection with execution of the Agreement, is attached as Exhibit 99.1 hereto and is incorporated herein by reference.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Not Applicable.

     (b) Not Applicable.

     (c) EXHIBITS.

         99.1   Press Release of Tucows Inc., dated August 16, 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 TUCOWS INC.

Date: August 28, 2002                       By:  /S/ ELLIOT NOSS
                                                 ---------------
                                                 Elliot Noss
                                                 PRESIDENT AND CHIEF
                                                 EXECUTIVE OFFICER

                                  EXHIBIT INDEX


Exhibit No.             Exhibit
-----------             -------
  99.1                  Press Release of Tucows Inc., dated August 16, 2002.